Exhibit 99.1

FOCUSED ON WORLD CLASS PERFORMANCE Year-End 2018 Results and Outlook January 31, 2019

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Similarly, management views the ratio of Funds From Operations (FFO)/Average Debt as a key measure of the company’s operating financial performance and its financial position, and uses the ratio for external communications with analysts and investors. Because the company does not establish its target FFO/Average Debt ratio based on a specific target numerator and target denominator, the company is unable to provide a reconciliation to a comparable GAAP financial measure for future periods Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution. 2

Agenda Business Update Patti Poppe President & CEO Financial Results & Outlook Rejji Hayes Executive VP & CFO 3 PROFIT PLANET PEOPLE

Financial Results & Outlook . . . . . . 16th consecutive year of industry-leading financial performance. a 4 (Incl. $240 MM pension contr.) (Up $53 MM to budget) _ _ _ _ _ a Adjusted EPS (non-GAAP) a Long-Term Outlook EPS & DPS growth +6% to +8% a Vs. 2018 Results Amount Prior Year EPS $2.33 +7% Operating cash flow (MM) $1,703 $(2) 2019 Updates EPS guidance raised $2.47 to $2.51 +6% to +8% Annual dividend $1.53 +7%

CMS' 2018 Performance Exemplifies . . .

CMS ENERGY



PEOPLE

- Rate cases provided tax-related savings to customers of over $160 MM
- Attracted 101 MWs of new electric load to Michigan
- Ranked 1st quartile for employee engagement
- Donated $10 MM to assist vulnerable customers with bill payments



PLANET

- Announced our Clean Energy Goal in February
- Filed our Integrated Resource Plan in June
- Restored nearly 800 acres of land in Michigan
- 1st U.S. corporation to enter into a sustainability-linked revolver
- Expanded our renewable portfolio at Consumers Energy & CMS Enterprises by more than 170 MWs


WALL ST

PROFIT

- 16 years of +7% EPS[a] growth
- Raised dividend +7% YoY, 13th increase in as many years
- Generated $1.7 Bn of operating cash flow
- Settled successive Electric and Gas rate cases



PERFORMANCE

- Replaced more than 13,000 vintage gas services
- Completed Phase II of the Saginaw Trail Pipeline Project (18½ miles)
- Record forestry spend
- Eliminated ~$18 MM of waste through the implementation of the CE Way
- Finished #1 overall in the sector in cyber security testing

[a] Adjusted EPS (non-GAAP) CAGR

. . . world class performance delivering hometown service.

5

2019 Priorities . . . . . . will enable a 17th year of strong operational and financial performance. Maintain safe and reliable operations Enhance customer experience and value Drive economic growth for Michigan Improve Michigan’s land, water, and air quality Execute world class operating performance Deliver our financial commitments 6

Economic Development is Robust . . . Customer Committed Load . . . and helps drive our model. 7 45 MW 69 MW Residential 59% Commercial 28% Other Industrial 9% Other 2% Diversified Customer Base 2010 thru 2017 GDP Growth Population Growth Unemployment* 32 7 3.1 17 5 3.7 Grand Rapids U.S. Economic Indicators % % (2018 Electric & Gas Rate Mix) +53% Auto 2% Target 100 MW % % % % 101 MW *November 2018 Unemployment Source: bea.gov, census.gov, bls.gov +46% a Tariff net of PSCR and GCR a 2016 2017 2018 2019

8 Michigan Energy Policy is Supportive . . . Rachael Eubanks appointed to State Treasurer Vacancy Term Ends: July 2, 2023 Michigan Commission Bipartisan Energy Law (2016 law enhanced original 2008 law) Forward-looking test year (10-month rate case) Energy Efficiency incentive (20% of spend) Renewable Portfolio Standard (RPS) Constructive ROEs Sally Talberg (I), Chair Term Ends: July 2, 2021 Norm Saari (R) Term Ends: July 2, 2019 . . . and built into legislation. Two make a quorum

Long-Term Regulatory Planning . . .

CMS ENERGY


2018
2019
2020
Regulatory / Policy
6/15: Filed LT generation plan (IRP) U-20165
Q2: Expected IRP order U-20165
Q3: Anticipated final orders on Calc. C & Demand Response
Q2: File updated 5-yr Electric Distribution Plan
Electric
1/9: Settlement approved U-20134 10% ROE
Next Electric Order
Gas
11/30: Filed $229 MM at 10.75% ROE U-20322
Q3: Expected gas order U-20322
Q4: File next gas rate case

. . . provides significant customer value and long-term visibility.

9

Managing Work Every Year . . . . . . maximizes benefits for customers and investors. 2011 2012 2013 2014 2015 Offsets RECORD WARM Mild Summer Cost productivity above plan Reinvestment Hot Summer Mild Winter Hot Summer Storms Cost productivity above plan 0 Reinvestment EPS _ _ _ _ _ a Adjusted EPS (non-GAAP) a 2016 Storms Cost productivity above plan Cost productivity 2017 +7% +7% +7% +7% +7% +7% +7% 10 Weather & Storms 2018 +7% Hot Summer Reinvestment Reinvestment Significant utility reinvestment from 2013 to 2018 2019 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60

+7% Consistent Growth Through . . . Recession Governor (R) Governor (D) Commission (D) Commission (R) Recession 7% CAGR Polar vortex Cold Feb. Mild summer Warm winter Hot summer Hot summer Cold winter Cold winter Summer- “less” Mild summer Mild summer Commission (D) Hurt Help EPS _ _ _ _ _ a Adjusted EPS (non-GAAP) a Warm winter Hot summer Dividend Weather . . . changing circumstances. Commission (I) Cold Feb. Warm Dec. Warm winter Warm winter +6% to +8% 11 b _ _ _ _ _ b Non-GAAP 2003 2005 2006 2007 2008 2009 2010 2011 2004 2018 2017 2016 2015 2014 2013 2012 2019 Hot summer (D)

2018 Results . . . . . . reflect strong 7% growth. Results $1.64 2017 2018 $2.32 EPS -- (GAAP) +7% Legacy & other Federal tax reform Adjusted (non-GAAP) 0.02 (0.01) $2.33 0.01 0.52 $2.17 By Business Segment $2.50 0.12 (0.29) $2.33 EPS Adjusted   EPS -- (GAAP) Adjustment Adjusted (non-GAAP) 38¢ 2 40¢ 2018 Fourth Quarter a $2.40 – $2.44 0.13 (0.23) $2.30 – $2.34 Feb. 2018 Guidance 12 _ _ _ _ _ a Adjusted EPS (non-GAAP) a a Consumers Enterprises Parent and other CMS Energy (1)¢ 52 51¢ 2017 (22)% 2018 reinvestment

2018 Financial Targets Achieved . . . Adjusted EPS (non-GAAP) DPS growth Operating cash flow (MM) Customer price Electric Gas FFO/average debt (non-GAAP) Utility investment (Bn) Continuous equity (MM) . . . 16th year of consistent industry-leading financial performance. Target $2.31 to $2.34 +6% to +8% $1,650 (1)% ~ 18% In-line w/ earnings $1.9 Actual (3)%      $2.33 +7% $1,703 1% ~ 18½% $2.0 (1)% 13 $70 $30  In-line w/ earnings +6% to +8% +7% Tax Reform delays

2019 Guidance Raised . . . . . . building on strong 2018 performance. Adjusted EPS (non-GAAP) Utility Electric $1.88 – $1.91 Gas 0.75 – 0.76 Total Utility $2.63 – $2.67 Enterprises 0.14 Parent and other (0.30) Total EPS $2.47 – $2.51 _ _ _ _ _ a Adjusted EPS (non-GAAP) +6% to +8% a 14

2019 EPS . . . . . . supports another year of 6% to 8% growth. a _ _ _ _ _ a Adjusted EPS (non-GAAP) 2018 2019 (27)¢  $2.33 $2.47 to $2.51 +6% to +8% 15 27¢ 17¢ (3)¢ - 1¢ Settled cases: Gas (U-18424) Electric (U-20134) Pending case: Gas (U-20322) $60 MM $89 MM $229 MM   Absence of reinvestment: Operational & other Debt pre-funding Total 19¢ 4 23¢ Absence of 2018 reinvestment Weather reinvested Absence of 2018 2018 Weather Cost Savings/ Reinvestment Rates & Investment Usage, Enterprises, Tax & Other 2019

Simple, Perhaps Unique Model . . . EPS Growth - Cost reductions - Sales growth (continued economic development) - Other (Enterprises, tax planning, etc.) INVESTMENT SELF-FUNDED Customer Prices “at or below inflation” Plan 6% - 8% . . . continues to deliver for customers and investors. 2 - 3 pts 1 2 5 - 6 pts <2% Self Funding: 16 _ _ _ _ _ a Adjusted EPS (non-GAAP) a

Utility Customer Investment Plan . . . . . . focuses on safety and reliability for the benefit of our customers. $23 Bn Rate Base Growth Updated 5-year Plan $16 Bn Gas Electric >7% CAGR 70% 60% 17 Old Plan New Plan Capital Investment (Bn): Electric Utility New Utility Renewables Gas Utility Total Mix System Need: >$50 Bn $ 4 1 5 $10 $ 5 1 5 $11 ~45% ~10 ~45 100% ~30% ~40% 2018 2023

Our Entire Cost Structure . . . Cost Components Residential Bills as % of Wallet . . . offers cost reduction opportunities to maintain customer affordability. ~70% 18 a Source: Fred.stlouisfed.org, Bls.gov, Consumers Internal Bills; Percentages may not total100% due to rounding. Fuel and Power Costs Taxes 100% Capital Investments O&M Costs Cost of Capital ~70% (Electric & Gas) a Housing ~ 30% Other ~ 25% Food ~ 13% Utility Bill ~ 4% Utility Bill ~ 3½% Down 50 bps! Consumers Energy Bill as % of Michigan Household Income, Adj. Dollars. Healthcare ~ 9% TV & Phone ~ 4% Housing ~ 30% Other ~ 30% Transportation ~ 15% Food ~ 12% Healthcare ~ 5% TV & Phone ~ 4% ~$15 Bn Customer Investment (2007-2017) Transportation ~ 15% 2007 2017 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

Operating Cash Flow Generation . . . . . . remains strong and supports our capital plan. Amount (Bn) $ Investment Cash flow before dividend NOLs & credits $0.4 $0.3 $0.3 $0.4 $0.4 $0.5 19 >$9 Bn in aggregate 1.70 1.65 1.75 1.85 1.95 2.05 (1.3) (0.8) (0.3) 0.2 0.7 1.2 1.7 2.2 2018 2019 2020 2021 2022 2023

“DIG” (750 MW) & Peakers (200 MW) . . . . . . offers risk mitigation to Plan with future upside opportunities. Pre-Tax Income (MM) $30 $45 $38 Opportunities $ $3.00 $7.50 $95 $35 20 _ _ _ _ _ a Beyond Plan assumes 100% capacity available at $3.00 and $7.50/ kw-month. a $45 Better Performance Better Performance Better Performance Contracted Capacity Contracted Capacity Contracted Capacity Contracted Capacity Contracted Energy b b b $/ kw-month 2019 2019 Through 2022 Capacity (~$2.00/kw-month) Energy >80% >90% Contracted  0 10 20 30 40 50 60 70 80 90 100 2016 2017 2018 2019 Beyond Plan

2019 and Long-Term Financial Targets . . . Adjusted EPS (non-GAAP) DPS growth Operating cash flow (MM) Customer bills Electric Gas FFO/average debt (non-GAAP) Utility investment (Bn) Planned equity issuance (MM) . . . provide sustainable benefits for customer and investors. 2019 $2.47 to $2.51 +6% to +8% $1,650 2% ~ 17% $2.2 Long-Term Plan +6% to +8% Up $100 < Inflation ~ 17% In-line w/ earnings ~ $2.2/ yr. $70 Avg. ~ $150/ yr. (4)% _ _ _ _ _ a Beginning in 2020 a 21 (solid investment grade) In-line w/ earnings b b 2018 normalized weather (solid investment grade)

Utility Driven, Low Risk Growth . . .

CMS ENERGY

CMS Energy Long-Term Growth Plan

Segments:

- Utility	6 - 7%	• Needed system upgrades / robust backlog • Affordable prices driven by cost controls
- Enterprises	0 - 1	• Largely contracted & utility-like • Contracted generation & renewables
- Parent & Other	0 - (1)	• Tax planning • Supportive EnerBank contribution
Total EPS Growth[a]	**6 - 8%**	

[a] Adjusted EPS (non-GAAP)

. . . delivers consistent industry-leading financial performance.

22

Compelling Investment Thesis . . . 23 . . . adaptive to changing conditions. Strong Cash Flow & Balance Sheet Aging Infrastructure Diversified Service Territory Affordable Prices Constructive Regulation

Appendix

2019 Sensitivities . . . Full Year Impact Sensitivity EPS OCF Sales Electric (37,789 GWh) Gas (303 Bcf) + 1% + 5 + 6¢ + 9 + $ 25 + 35 Gas prices (NYMEX) + 50¢ 0 55 Utility ROE (planned) Electric (10.0%) Gas (10.0%) + 10 bps + 10 + 1½ + < ½ + 6 + ~1 Interest rates + 25 bps <1 2 Effective tax rate (19%) +100 bps 3 0 – + . . . reflect strong risk mitigation. – + (MM) b Reflect 2019 sales forecast; weather - normalized – + 25 Settled order 1/9 Marginal risk impact _ _ _ _ _ a Adjusted (non-GAAP) a c After the impact of pension expense – + – + – + b c

2018 EPS . . . . . . illustrates another year of 6% to 8% growth. a _ _ _ _ _ a Adjusted EPS (non-GAAP) 2017 2018 43¢  $2.17 $2.33 26 (13)¢ 9¢ (23)¢  Reinvestment: Safety Reliability Employee/customer Debt pre-funding Other Total (2)¢ (6) (6) (4) (5) (23)¢ Absence of 2017 2017 Weather Cost Savings/ (Reinvestment) Rates & Investment Usage, Enterprises, Tax & Other 2018

Credit Metrics Maintained . . .


S&P / Fitch
Moody's
S&P (Dec. '18)
Moody's (Jul. '18)
Fitch (Sep. '18)
AA- Aa3
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002

Outlook	Stable	Stable	Stable

Ratings Drivers

- Strong financial position
- Growing operating cash flow
- Return on regulated investment
- Supportive regulatory environment

. . . at solid investment-grade levels.

27

Utility Investment Plan 28 Updated 5-year Plan (Bn) Electric Utility New Renewables (incl. above) Gas Utility Total Depreciation & Amortization $ 1.2 0.2 1.0 $2.2 $1.0 2023 $ 1.1 0 1.1 $2.2 $1.1 2020 2021 2022 Total 2019 $ 1.2 0 1.0 $2.2 $1.2 $ 1.3 0.4 0.9 $2.2 $1.1 $ 1.3 0.4 1.1 $2.4 $1.0 $6.1 1.0 5.1 $11.2 $5.4

2019 Pension & OPEB Impacts . . . . . . reduced with conservative financial planning. 29 Funded Status: Pension OPEB 2018 89% 122% 2018 Credit Asset Performance Actuarial Assumptions (Including interest rates) 2018 Contributions 2019 Credit $63 (43) 32 17 $69 (MM) Pension/OPEB Amount $6 MM Better Closed pension plan 7% expected returns Balanced asset allocation

2019 Financing Assumptions 30 2019 New Issuances: (MM) Supports Utility investment of $2.2 Bn Provides short-term liquidity Senior unsecured & hybrids Maintains healthy balance sheet Consumers Energy: First Mortgage Bonds CMS Parent: Term Loan (drawn) Long-term Debt Planned Equity $600 $300 630 70 Consumers Energy CMS Parent $ 0 480 2018 refinancing Pay-down term loans Retirements:

GAAP Reconciliation

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74	$1.89	$1.98	$1.64	$2.32
Pretax items:																
Electric and gas utility	0.32	(0.60)	-	-	(0.06)	0.08	0.55	0.05	-	0.27	-	-	-	0.04	-	-
Tax impact	(0.11)	0.21	-	-	(0.01)	(0.03)	(0.22)	(0.02)	-	(0.10)	-	-	-	(0.01)	0.12 (b)	0.01
Enterprises	0.93	0.97	0.06	(0.12)	1.67	(0.02)	0.14	(0.05)	*	(0.01)	*	0.05	*	*	*	0.02
Tax impact	(0.19)	(0.35)	(0.02)	0.10	(0.42)	*	(0.05)	0.02	(0.11)	*	(*)	(0.02)	(*)	(*)	0.20 (b)	(0.02)
Corporate interest and other	0.25	(0.06)	0.06	0.45	0.17	0.01	0.01	*	-	*	*	*	*	0.02	0.01	*
Tax impact	(0.09)	0.03	(0.02)	(0.18)	(0.49)	(0.03)	(*)	(*)	(0.01)	(*)	(*)	(*)	(*)	(0.01)	0.20 (b)	(*)
Discontinued operations (income) loss, net	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*	(*)	(*)	*	*	(*)
Asset impairment charges	-	-	2.80	1.07	0.93	-	-	-	-	-	-	-	-	-	-	-
Tax impact	-	-	(0.98)	(0.31)	(0.33)	-	-	-	-	-	-	-	-	-	-	-
Cumulative accounting changes	0.25	0.02	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Tax impact	(0.09)	(0.01)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77	$1.89	$2.02	$2.17	$2.33
Mark-to-market		0.04	(0.65)	0.80												
Tax impact		(0.01)	0.22	(0.29)												
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

	GAAP 2018 over 2003 CAGR	GAAP 2018 over 2017 Growth
Reported earnings (loss) per share - GAAP	NM	41%

	Adjusted 2018 over 2003 CAGR	Adjusted 2018 over 2017 Growth
Adjusted earnings per share, including MTM - non-GAAP	7%	7%

* Less than $0.01 per share

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

(b) Reflects the impact of tax reform.

NM is not calculable

32

CMS ENERGY

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter
(Unaudited)

	In Millions, Except Per Share Amounts				GAAP
	2018				4Q18 over
	1Q	2Q	3Q	4Q	4Q17
					Growth
Net Income Available to Common Stockholders	$ 241	$ 139	$ 169	$ 108	NM
Reconciling items:					
Electric utility and gas utility	-	-	-	-	
Tax impact	-	-	-	2	
Enterprises	*	(3)	*	8	
Tax impact	(*)	1	(*)	(5)	Adjusted
Corporate interest and other	*	*	*	*	4Q18 over
Tax impact	(*)	(*)	(*)	(1)	4Q17
Discontinued operations (income) loss	*	*	(*)	(*)	Growth
Adjusted Net Income – Non-GAAP	$ 241	$ 137	$ 169	$ 112	-22%
Average Common Shares Outstanding – Diluted	282.2	282.6	283.2	283.3	
Diluted Earnings Per Average Common Share	$ 0.86	$ 0.49	$ 0.59	$ 0.38	
Reconciling items:					
Electric utility and gas utility	-	-	-	-	
Tax impact	-	-	-	*	
Enterprises	*	(0.01)	*	0.03	
Tax impact	(*)	*	(*)	(0.01)	
Corporate interest and other	*	*	*	*	
Tax impact	(*)	(*)	(*)	(*)	
Discontinued operations (income) loss	*	*	(*)	(*)	
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.86	$ 0.48	$ 0.59	$ 0.40	

	In Millions, Except Per Share Amounts			
	2017			
	1Q	2Q	3Q	4Q
Net Income (Loss) Available to Common Stockholders	$ 199	$ 92	$ 172	$ (3)
Reconciling items:				
Electric utility and gas utility	-	-	-	-
Tax impact	-	-	-	34
Enterprises	*	*	1	1
Tax impact	(*)	(*)	(*)	56
Corporate interest and other	1	1	*	-
Tax impact	(*)	(1)	(*)	57
Discontinued operations loss	*	*	*	*
Adjusted Net Income – Non-GAAP	$ 200	$ 92	$ 173	$ 145
Average Common Shares Outstanding – Diluted	279.9	280.3	281.6	280.8
Diluted Earnings (Loss) Per Average Common Share	$ 0.71	$ 0.33	$ 0.61	$ (0.01)
Reconciling items:				
Electric utility and gas utility	-	-	-	-
Tax impact	-	-	-	0.12
Enterprises	*	*	*	*
Tax impact	(*)	(*)	(*)	0.20
Corporate interest and other	*	*	0.01	*
Tax impact	(*)	(*)	(*)	0.20
Discontinued operations loss	*	*	*	*
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.71	$ 0.33	$ 0.62	$ 0.51

* Less than $0.5 million or $0.01 per share.
NM is not calculable

33

34 CMS ENERGY CORPORATION Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income (Unaudited) Net Income (Loss) Available to Common Stockholders $ 108 $ (3) $ 657 $ 460 Reconciling items: Discontinued operations (income) loss (*) * (*) * Restructuring costs and other Other exclusions from adjusted earnings 8 1 9 4 Tax impact (*) (1) (*) (2) Gain on assets previously sold - - (4) - Tax impact - - 1 - Tax reform (4) 148 (4) 148 Adjusted net income – non-GAAP $ 112 $ 145 $ 659 $ 610 Average Common Shares Outstanding Basic 282.6 280.8 282.2 280.0 Diluted 283.3 280.8 282.9 280.8 Basic Earnings (Loss) Per Average Common Share Reported net income (loss) per share $ 0.38 $ (0.01) $ 2.33 $ 1.64 Reconciling items: Discontinued operations (income) loss (*) * (*) * Restructuring costs and other Other exclusions from adjusted earnings 0.03 * 0.03 0.01 Tax impact (*) (*) (*) (*) Gain on assets previously sold - - (0.01) - Tax impact - - * - Tax reform (0.02) 0.52 (0.02) 0.52 Adjusted net income per share – non-GAAP $ 0.39 $ 0.51 $ 2.33 $ 2.17 Diluted Earnings (Loss) Per Average Common Share Reported net income (loss) per share $ 0.38 $ (0.01) $ 2.32 $ 1.64 Reconciling items: Discontinued operations (income) loss (*) * (*) * Restructuring costs and other Other exclusions from adjusted earnings 0.03 * 0.03 0.01 Tax impact (*) (*) (*) (*) Gain on assets previously sold - - (0.01) - Tax impact - - * - Tax reform (0.01) 0.52 (0.01) 0.52 Adjusted net income per share – non-GAAP $ 0.40 $ 0.51 $ 2.33 $ 2.17 * Less than $0.5 million or $0.01 per share. In Millions, Except Per Share Amounts Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements. Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. Three Months Ended Twelve Months Ended 12/31/18 12/31/17 12/31/18 12/31/17

35 CMS ENERGY CORPORATION Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment (Unaudited) Electric Utility Reported net income per share $ 0.24 $ 0.22 $ 1.89 $ 1.62 Reconciling items: Tax reform * 0.09 0.01 0.09 Adjusted net income per share – non-GAAP $ 0.24 $ 0.31 $ 1.90 $ 1.71 Gas Utility Reported net income per share $ 0.23 $ 0.26 $ 0.60 $ 0.62 Reconciling items: Tax reform * 0.03 * 0.03 Adjusted net income per share – non-GAAP $ 0.23 $ 0.29 $ 0.60 $ 0.65 Enterprises Reported net income (loss) per share $ - $ (0.19) $ 0.12 $ (0.09) Reconciling items: Other exclusions from adjusted earnings 0.03 * 0.03 * Tax impact (*) (*) (*) (*) Tax reform (0.01) 0.20 (0.02) 0.20 Gain on assets previously sold - - (0.01) - Tax impact - - * - Adjusted net income per share – non-GAAP $ 0.02 $ 0.01 $ 0.12 $ 0.11 Corporate Interest and Other Reported net loss per share $ (0.09) $ (0.30) $ (0.29) $ (0.51) Reconciling items: Other exclusions from adjusted earnings * * * 0.01 Tax impact (*) (*) (*) (*) Tax reform (*) 0.20 (*) 0.20 Adjusted net loss per share – non-GAAP $ (0.09) $ (0.10) $ (0.29) $ (0.30) Discontinued Operations Reported net income (loss) per share $ * $ (*) $ * $ (*) Reconciling items: Discontinued operations (income) loss (*) * (*) * Adjusted net income per share – non-GAAP $ - $ - $ - $ - Consolidated Reported net income (loss) per share $ 0.38 $ (0.01) $ 2.32 $ 1.64 Reconciling items: Discontinued operations (income) loss (*) * (*) * Other exclusions from adjusted earnings 0.03 * 0.03 0.01 Tax impact (*) (*) (*) (*) Tax reform (0.01) 0.52 (0.01) 0.52 Gain on assets previously sold - - (0.01) - Tax impact - - * - Adjusted net income per share – non-GAAP $ 0.40 $ 0.51 $ 2.33 $ 2.17 Average Common Shares Outstanding – Diluted 283.3 280.8 282.9 280.8 * Less than $0.01 per share. In Millions, Except Per Share Amounts Three Months Ended Twelve Months Ended 12/31/18 12/31/17 12/31/18 12/31/17

36 CMS ENERGY CORPORATION Reconciliation of Non-GAAP FFO to Average Debt Ratio (Unaudited) FUNDS FROM OPERATIONS Net Cash Provided by Operating Activities $ 1,703 Reconciling items: None Required Pension contribution 240 Working capital (105) Other (135) Funds From Operations (FFO) – Non-GAAP $ 1,703 AVERAGE DEBT Indebtedness Long-term debt (1) $ 11,589 $ 10,204 Capital leases and financing obligation (1) 91 113 Notes payable (1) 97 170 Total Indebtedness 11,777 10,487 Reconciling items: Securitization debt (1) (277) (302) EnerBank debt (1) (1,758) (1,245) 50% of Junior subordinated notes (1) (240) - Adjusted Debt – Non-GAAP $ 9,502 $ 8,940 Average Debt – Non-GAAP $ 9,221 (1) FFO TO AVERAGE DEBT RATIO Funds from operations (FFO) – non-GAAP $ 1,703 Average debt – non-GAAP $ 9,221 FFO to Average Debt Ratio – Non-GAAP 18.5% 12/31/18 Includes current and non-current portions. In Millions As of 12/31/18 12/31/17 Year Ended 12/31/18 In Millions In Millions, Except Ratio Year Ended